Supplement dated September 12, 2013
to the Prospectuses, as supplemented, of the following fund:
Fund	Prospectuses Dated
Columbia Funds Series Trust II
Columbia Mid Cap Value Opportunity Fund	10/01/2012 and 6/13/2013
Effective on or about September 12, 2013, the following changes are made to the Fund’s prospectuses:
The list of portfolio managers under the caption “Fund Management” in the “Summary of the Fund” section is hereby superseded and replaced with the following information:
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jarl Ginsberg, CFA, CAIA	Portfolio Manager	Co-manager	September 2013
Christian Stadlinger, Ph.D., CFA	Portfolio Manager	Co-manager	September 2013
David Hoffman	Portfolio Manager	Co-manager	September 2013
The rest of the section remains the same.
The portfolio manager information under the caption “Fund Management and Compensation – Investment Manager” in the “More Information About the Fund” section is hereby superseded and replaced with the following information:
Portfolio Managers
Information about the Fund’s portfolio managers primarily responsible for overseeing the Fund’s investments is shown below. The SAI provides additional information about the portfolio managers, including information relating to compensation, other accounts managed by the portfolio managers and ownership by the portfolio managers of Fund shares.
Portfolio Manager	Title	Role with Fund	Managed Fund Since
Jarl Ginsberg, CFA, CAIA	Portfolio Manager	Co-manager	September 2013
Christian Stadlinger, Ph.D., CFA	Portfolio Manager	Co-manager	September 2013
David Hoffman	Portfolio Manager	Co-manager	September 2013
Mr. Ginsberg joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2003. Mr. Ginsberg began his investment career in 1987 and earned an A.B. from Brown University and an M.P.P.M. in finance from Yale School of Management.
Dr. Stadlinger joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2002. Dr. Stadlinger began his investment career in 1989 and earned an M.S. in economics from the University of Vienna and a Ph.D. in economics from Northwestern University.
Mr. Hoffman joined the Investment Manager in May 2010 when it acquired the long-term asset management business of Columbia Management Group, where he worked as an investment professional since 2001. Mr. Hoffman began his investment career in 1986 and earned a B.A. from Grinnell College and a Masters from Columbia University.
The rest of the section remains the same.
Shareholders should retain this Supplement for future reference.
SUP198_05_001_(09/13)